                                                                 EXHIBIT 10.1
                               NEURON DATA, INC
                             1996 STOCK OPTION PLAN
                             ----------------------

              (As Amended and Restated Effective August 27, 1996,
            September 25, 1996, October 28, 1997, April 23, 1999,
                    December 2, 1999 and December 31, 1999)

                                  ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------

     I.   PURPOSE OF THE PLAN

          A. This 1996 Stock Option Plan is intended to promote the interests of Neuron Data, Inc., a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          B. Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II.  ADMINISTRATION OF THE PLAN

          A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

          B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such roles and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or Shares issued thereunder.

     III.   ELIGIBILITY

          A. The persons eligible to receive option grants under the Plan are as follows:

                  (i)    Employees,

                  (ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

                  (iii) consultants who provide services to the Corporation (or any Parent or Subsidiary).

          B. The Plan Administrator shall have full authority to determine which eligible persons are to receive option grants under the Plan, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

     IV.  STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 7,003,429.

          B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan.

          C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class Without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

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                                  ARTICLE TWO

                              OPTION GRANT PROGRAM
                              --------------------

     I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document
                                    --------
shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.   Exercise Price.
               --------------

               1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                  (i) The exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                 (ii) If the person to whom the option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Three and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                  (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                  (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions
          (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B.  Exercise and Term of Options. Each option shall be exercisable at
              ----------------------------
such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          C.  Effect of Termination of Service. The following provisions shall
              --------------------------------
govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                 (i) Should the Optionee cease to remain in Service for any reason other than Disability or death, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                 (ii) Should such Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                 (iii) Should the Optionee die while holding one or more outstanding options, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have a period of twelve (12) months following the date of the Optionee's death during which to exercise each such option.

                 (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                 (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

          D.  Shareholder Rights. The holder of an option shall have no
              ------------------
shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E.  Unvested Shares. The Plan Administrator shall have the discretion
              ---------------
to grant options which are exercisable for unvested shares of Common Stock under the Plan. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. The Plan Administrator may not impose a vesting schedule upon any option grant or any shares of Common Stock subject to the option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, this minimum vesting requirement shall not be applicable with respect to any option granted to an officer, director or consultant of the Corporation (or any Parent or Subsidiary).

          F.  First Refusal Rights. Until such time as the Common Stock is first
              --------------------

registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

          G.  Limited Transferability of Options. During the lifetime of the
              ----------------------------------
Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

          H.  Withholding. The Corporation's obligation to deliver shares of
              -----------
Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to

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Incentive Options. Options which are specifically designated as Non-Statutory
Options shall not be subject to the terms specified in this Section II.
              ---

          A.  Eligibility. Incentive Options may only be granted to Employees.
              -----------

          B.  Exercise Price. The exercise price per share shall not be less
              --------------
than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          C.  Dollar Limitation. The aggregate Fair Market Value of the shares
              -----------------
of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          D.  10% Shareholder. If any Employee to whom an Incentive Option is
              ---------------
granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

     III. CORPORATE TRANSACTION

          A. The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such
                         --------
securities shall remain the same.

          E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration, in whole or in part, of one or more outstanding options (and the automatic termination, in whole or in part, of one or more outstanding repurchase rights, with the immediate vesting of the shares of Common Stock subject to those terminated rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction.

          F. The Plan Administrator shall have full power and authority to structure option grants so that the shares subject to those grants will automatically vest in full in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and the vesting of the underlying option shares does not otherwise accelerate. Such options shall remain exercisable for fully-vested shares until the earlier of
                                                                   -------
(i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may structure one or more of the Corporation's outstanding repurchase rights so that those rights shall immediately terminate upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned and the vesting of the shares subject to those rights does not otherwise accelerate. The shares subject to the terminated repurchase rights shall accordingly vest in full upon such Involuntary Termination.

          G. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                                 ARTICLE THREE

                                 MISCELLANEOUS
                                 -------------

     I.   FINANCING

          The Plan Administrator may permit any Optionee to pay the option exercise price by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. However, any promissory notes delivered by a consultant must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each Optionee may not exceed the sum of
                                                                         ---
(i) the aggregate option exercise price payable for the purchased shares plus
(ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

     II.  ADDITIONAL AUTHORITY

          The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                  (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                 (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     III. EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

          B. The Plan was amended and restated by the Board on August 27, 1996 in order to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 280,797 shares from 1,224,200 to 1,504,997 shares. The Plan was amended and restated by the Board again on September 25, 1996 in order to further increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 109,640 shares from 1,504,997 to 1,559,817 shares. Both of these 1996 share increases were subsequently approved by the shareholders. The Board again amended and restated the Plan on October 27, 1997 to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 300,000 shares from 1,559,817 to 1,859,817 shares. This 300,000 share increase was approved by the shareholders on December 12, 1997. The board again amended and restated the Plan on December 1999 to increase the maximum number of shares of common stock authorized for issuance over the term of the Plan by an additional 850,000 shares from 4,903,429 to 5,753,429 shares. This 850,000 shares increase was approved by the shareholders on December 2, 1999. The Board again amended and restated the Plan on December 31, 1999 to increase the maximum number of shares of common stock authorized for issuance over the term of the Plan by 1,250,000 shares from 5,753,429 shares to 7,003,429 shares.

          C.  The Plan shall terminate upon the earliest of (i) the expiration
                                                --------
of the ten (10)-year period measured from the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan shall have been issued or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon any such Plan termination, all options and unvested stock issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

     IV.  AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall, without the consent of the Optionees, adversely affect their rights and obligations under their outstanding options. In addition, the Board shall not, without the approval of the Corporation's shareholders, (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization or, (ii) materially modify the eligibility requirements for Plan participation.

          B. Options may be granted under the Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided any such options actually granted may not be exercised until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the excess grants are first made, then any options granted on the basis of such excess shares shall terminate and cease to be outstanding.

      V.  USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VI.  REGULATORY APPROVALS

          The implementation of the Plan, the granting of any option hereunder and the issuance of any shares of Common Stock upon the exercise of any option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     VII. NO EMPLOYMENT OR SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee's Service at any time for any reason, with or without cause.

    VIII. FINANCIAL REPORTS

          The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

                                    APPENDIX
                                    --------

              The following definitions shall be in effect under the Plan:

          A.  Board shall mean the Corporation's Board of Directors.
              -----

          B.  Code shall mean the Internal Revenue Code of 1986, as amended.
              ----

          C.  Committee shall mean a committee of two (2) or more Board members
              ---------
appointed by the Board to exercise one or more administrative functions under the Plan.

          D.  Common Stock shall mean the Corporation's common stock.
              ------------

          E.  Corporate Transaction shall mean either of the following
              ---------------------
shareholder-approved transactions to which the Corporation is a party:

                  (i) a merger or consolidation in which securities possessing more than filly percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                  (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          F.  Corporation shall mean Neuron Data, Inc., a California
              -----------
corporation.

          G.  Disability shall mean the inability of an individual to engage in
              ----------
any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

          H.  Employee shall mean an individual who is in the employ of the
              --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          I.  Exercise Date shall mean the date on which the Corporation shall
              -------------
have received written notice of the option exercise.

          J.  Fair Market Value per share of Common Stock on any relevant date
              -----------------
shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

          K.  Incentive Option shall mean an option which satisfies the
              ----------------
requirements of Code Section 422.

          L.  Involuntary Termination shall mean the termination of the
              -----------------------
Optionee's Service by reason of:

                   (i) the Optionee's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                  (ii) the Optionee's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in the Optionee's level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of the Optionee's place of employment by more than fifty
          (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the Optionee's consent.

          M.  Misconduct shall mean the commission of any act of fraud,
              ----------
embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

          N.  1934 Act shall mean the Securities Exchange Act of 1934, as
              --------
amended.

          O.  Non-Statutory Option shall mean an option not intended to satisfy
              --------------------
the requirements of Code Section 422.

          P.  Optionee shall mean any person to whom an option is granted under
              --------
the Plan.

          Q.  Parent shall mean any corporation (other than the Corporation) in
              ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          R.  Plan shall mean the Corporation's 1996 Stock Option Plan, as set
              ----
forth in this document.

          S.  Plan Administrator shall mean either the Board or the Committee
              ------------------
acting in its administrative capacity under the Plan.

          T.  Plan Effective Date shall mean the date the Plan is adopted by the
              -------------------
Board.

          U.  Service shall mean the provision of services to the Corporation
              -------
(or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant, except to the extent otherwise specifically provided in the documents evidencing the option grant.

          V.  Stock Exchange shall mean either the American Stock Exchange or
              --------------
the New York Stock Exchange.

          W.   Subsidiary shall mean any corporation (other than the
               ----------
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          X.  10% Shareholder shall mean the owner of stock (as determined under
              ---------------
Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

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